As filed with the Securities and Exchange Commission on September 17, 2015.
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                                                   1933 Act File No. 333-143964
                                                    1940 Act File No. 811-21944


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[ ] Definitive proxy statement.
[ ] Definitive additional materials.
[X] Soliciting material pursuant to Section 240.14a-12



                     First Trust Exchange-Traded Fund II
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

FIRST TRUST                                                 Shareholder Services
________________________________________________________________________________



            Shareholder Name
            Address 1
            Address 2
            Address 3



                                IMPORTANT NOTICE

        Re: First Trust ISE Global Copper Index Fund

        Dear Shareholder:

        We have been trying to contact you regarding a very important matter regarding your investment in First Trust ISE Global Copper Index Fund. This matter pertains to an important operating initiative for First Trust Advisors L.P. which requires your response.

        It is very important that we speak to you regarding this matter. The call will only take a few moments of your time and there is no confidential information required.

        Please contact us toll-free at 1-866-416-0554 between 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday. At the time of the call please reference the number listed below.

        Thank you.
        Sincerely,

        /s/ Frederick M. Bonnell

        Frederick M. Bonnell
        Managing Director, Shareholder Services



                                                  REFERENCE NUMBER:  123456789

________________________________________________________________________________

AST FUND SOLUTIONS
55 Challenger Road, 2nd Floor Ridgefield Park, NJ 07666         Global Resources
1-800-217-0538                                                     Local Service
                                                            Customized Solutions

FIRST TRUST                                                 Shareholder Services
________________________________________________________________________________



            Shareholder Name
            Address 1
            Address 2
            Address 3



                                IMPORTANT NOTICE

        Re: First Trust ISE Global Platinum Index Fund

        Dear Shareholder:

        We have been trying to contact you regarding a very important matter regarding your investment in First Trust ISE Global Platinum Index Fund. This matter pertains to an important operating initiative for First Trust Advisors L.P. which requires your response.

        It is very important that we speak to you regarding this matter. The call will only take a few moments of your time and there is no confidential information required.

        Please contact us toll-free at 1-866-416-0554 between 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday. At the time of the call please reference the number listed below.


        Thank you.
        Sincerely,

        /s/ Frederick M. Bonnell

        Frederick M. Bonnell
        Managing Director, Shareholder Services



                                                  REFERENCE NUMBER:  123456789

________________________________________________________________________________

AST FUND SOLUTIONS
55 Challenger Road, 2nd Floor Ridgefield Park, NJ 07666         Global Resources
1-800-217-0538                                                     Local Service
                                                            Customized Solutions